Exhibit 1.01

Conflict Minerals Report

I.	Introduction

This Conflict Minerals Report (this “Report”) of Digi International Inc. (“Company,” “we,” “us” or “our”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2025 to December 31, 2025.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products that contain the minerals specified in the Rule, which are necessary to the functionality or production of those products. The specified minerals, which we refer to in this report as the “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, or their derivatives, which are limited to tantalum, tin and tungsten. The “covered countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo (the “DRC”), the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

We are a leading provider of machine-to-machine networking hardware and solutions that enable the connection, monitoring and control of local or remote physical assets by electronic means. These networking products and solutions can connect communication hardware to a physical asset, convey information about the asset’s status and performance to a computer system and then use that information to improve or automate one or more processes. As described in this Report, certain of the products we manufacture or contract to manufacture contain components that include conflict minerals that are necessary to the functionality or production of those products. In this Report, we refer to such products which were manufactured during calendar year 2025 as the “covered products.” The covered products are hardware products that generally include: embedded modules, gateways, adapter cards and device and terminal servers. Neither the software nor the services we sold to customers during calendar year 2025 are considered covered products as these products contain no conflict minerals.

Covered products contain components we purchased from third parties that use tin, tantalum, tungsten and/or gold. We do not source these conflict minerals directly. Due to the depth of our supply chain, we are far removed from the sources from which these conflict minerals are produced and the smelters or refiners that process them. Our efforts undertaken to identify the countries of origin of those conflict minerals reflect our circumstances and position in the supply chain. The amount of information available globally on the traceability and sourcing of the conflict minerals is extremely limited at this time. We have taken steps to identify the applicable smelters or refiners of such conflict minerals in our supply chain; however, we believe that the smelters and refiners of the conflict minerals contained in the covered products are best situated to identify the sources of the conflict minerals.

II.	Reasonable Country of Origin Inquiry

We have conducted a country of origin inquiry (“RCOI”) regarding the conflict minerals that may be contained in our products. This inquiry was reasonably designed and conducted in good faith to determine whether any of the conflict minerals originated in the covered countries and whether any of the conflict minerals may have been from recycled or scrap sources.

We group components and materials included in our products based on whether they might contain a conflict mineral. In this manner, we determined the scope of our covered products. We asked direct suppliers who provide us with materials and components for our covered products that might contain a conflict mineral to make a reasonable determination if raw materials, consumables or purchased components they provide to us contain conflict minerals. Where appropriate, we also asked direct suppliers to make similar inquiries among their direct suppliers to further inform their responses to our request. We asked these suppliers to complete a supply chain compliance questionnaire based on the Conflict Minerals Reporting Template developed by the Responsible Minerals Initiative (“RMI”) reflecting our position on the supply chain.

We received statements or responses from 67% of the direct suppliers who supply us with materials or components that we believe may contain conflict minerals, which represents greater than 90% of our supply chain spend during the applicable calendar year. We reviewed the statements and responses we received for completeness and consistency of answers and, as appropriate, asked certain suppliers to provide corrections and clarifications.

III.	Design and Performance of Due Diligence Measures

Our due diligence measures have been designed to conform in all material respects to the five-step framework in the Organization for Economic Co-Operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”).

To address the first step of the OECD Guidance, we have established strong company management systems by adopting a policy relating to conflict minerals that incorporates the OECD Guidance. The policy is found on our website at the following url: https://www.digi.com/company/environment/conflict-minerals. This policy has also been communicated directly to our direct suppliers.

We have advanced the second step of the OECD Guidance related to identifying risks in our supply chain by analyzing the responses from our suppliers. Certain responses from our direct suppliers pursuant to the RCOI process described above contained names of smelters and refiners who processed conflict minerals contained in our products. We reviewed the locations of these smelters and refiners in light of the covered countries and compared them against the conflict-free compliant smelters and refiners list of the RMI.

The results of our due diligence were reviewed with members of our senior management team and summarized for our Board of Directors to enable us to design a strategy to robustly respond to risks in our supply chain.

This Report is also publicly available on our website at the address identified above to meet the final step of the OECD Guidance to report annually on our supply chain due diligence.

IV.	Product Determination

Many of our hardware products contain materials or components that include one or more of the conflict minerals. Notwithstanding our efforts described above, we have been unable to determine, after exercising due diligence, whether all of the conflict minerals in our hardware products are DRC conflict-free. We are therefore not able to determine whether these products originated in the covered countries and whether all of the conflict minerals in our hardware products may have been from recycled or scrap sources. We received no information from our direct suppliers indicating that the tin, tantalum, tungsten or gold in our products originated in the covered countries, and we have also been unable to confirm the sourcing status of these minerals for each of the smelters and refiners listed below in Schedule A.

V.	Product Description

Our suppliers also provided us with the names of approximately 523 smelters and refiners, along with the smelter or refiner facility location, that our direct suppliers have identified as processing the necessary conflict minerals in our hardware products. These smelters and refiners are listed on Schedule A. Of these smelters and refiners, 219 were identified as “compliant conformant” and 9 were reported to be “active” in the process of conforming to the assessment protocols of the Responsible Minerals Assurance Process (“RMAP”) as of May 26, 2026. The remaining smelters or refiners were not defined as either conformant or active by the RMI as of the same date. While our suppliers identified smelters or refiners they have utilized in the production of components on company-wide basis, in many cases they were unable to confirm whether any particular smelter or refiner was actually used in the production of components provided to us.

VI.	Steps to Improve Due Diligence

We will continue to communicate our expectations and information requirements to our direct suppliers. We will also continue to monitor changes in circumstances that may impact the facts or our determination. Over time, we anticipate that the amount of information globally on the traceability and sourcing of conflict minerals will likely increase and improve our knowledge. We will continue to make inquiries to our direct suppliers and undertake additional fact and risk assessments where potentially relevant changes in facts or circumstances are identified. Accordingly, we will continue to encourage our direct suppliers to improve their own due diligence programs as well as encourage smelters and refiners in the supply chain to engage with or conform to the assessment protocols of the RMAP or another independent, third-party audit program. If we become aware of a supplier whose due diligence needs improvement, we intend to continue the trade relationship while that supplier improves its performance. We expect our direct suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

VII.	Independent Private Sector Audit

An independent private sector audit is not required for calendar year 2025.

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU
Gold	Gasabo Gold Refinery Ltd	RWANDA
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold	Attero Recycling Pvt Ltd	INDIA
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold	Coimpa Industrial LTDA	BRAZIL
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES
Gold	Dongwu Gold Group	CHINA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	WEEEREFINING	FRANCE
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	MD Overseas	INDIA
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	K.A. Rasmussen	NORWAY
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Sovereign Metals	INDIA
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Gold Coast Refinery	GHANA
Gold	African Gold Refinery	UGANDA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Safimet S.p.A	ITALY
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	JALAN & Company	INDIA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION
Gold	Bangalore Refinery	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Sai Refinery	INDIA
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Italpreziosi	ITALY
Gold	8853 S.p.A.	ITALY
Gold	L'Orfebre S.A.	ANDORRA
Gold	SAAMP	FRANCE
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Marsam Metals	BRAZIL
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Industrial Refining Company	BELGIUM
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	T.C.A S.p.A	ITALY
Gold	Sudan Gold Refinery	SUDAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Safina a.s.	CZECHIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Shandong gold smelting Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	MKS PAMP SA	SWITZERLAND
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Materion	UNITED STATES OF AMERICA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	LS MnM Inc.	KOREA, REPUBLIC OF
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kazzinc	KAZAKHSTAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Japan Mint	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Chugai Mining	JAPAN
Gold	Chimet S.p.A.	ITALY
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Caridad	MEXICO
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Boliden Ronnskar	SWEDEN
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Aurubis AG	GERMANY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	ASAHI METALFINE, Inc.	JAPAN
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Agosi AG	GERMANY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Hang Seng Technology	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Impala Platinum - Rustenburg Smelter	SOUTH AFRICA
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA
Gold	Jinlong Copper Co.,Ltd.	CHINA
Gold	KP Sanghvi International Pvt Ltd	INDIA
Gold	Nyrstar Clarksville	UNITED STATES OF AMERICA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shandong Zhongkuang Group Co.,Ltd.	CHINA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Sino-platinum Metals CO.,Ltd	CHINA
Gold	SOLEIL METALS (Chala One Plant)	PERU
Gold	SOLEIL METALS (YAKARI Plant)	PERU
Gold	Tsai Brother Industries	TAIWAN, PROVINCE OF CHINA
Gold	TSK Pretech	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Value Trading BV	BELGIUM
Gold	Wuzhong Group	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA
Tantalum	PowerX Ltd.	RWANDA
Tantalum	5D Production OU	ESTONIA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	KEMET de Mexico	MEXICO
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Mineracao Taboca S.A.	BRAZIL

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	AMG Brasil	BRAZIL
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum	Avon Specialty Metals	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Meta Materials	NORTH MACEDONIA
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA
Tantalum	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	STEREON Metals Hermsdorf GmbH	GERMANY
Tantalum	Taike Technology (Suzhou)	CHINA
Tantalum	ULVAC, Inc.	JAPAN
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co. Ltd	CHINA
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA
Tin	PT Arsed Indonesia	INDONESIA
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tin	Woodcross Smelting Company Limited	UGANDA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	Aurubis Berango	SPAIN
Tin	Aurubis Beerse	BELGIUM
Tin	Super Ligas	BRAZIL
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Thaisarco	THAILAND
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Minsur	PERU
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Fenix Metals	POLAND
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Dowa	JAPAN
Tin	Dongguan Best Alloys Co., Ltd.	CHINA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	DingNan JiaWang HuanBao Co. LTD	CHINA
Tin	DONG GUAN SHI XI DA HAN XI PRODUCT CO., LTD	CHINA
Tin	Dragon Silver Holdings Limited	CHINA
Tin	DS Myanmar	MYANMAR
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tin	Guangdong Anson tin products Manufacturing Co., Ltd.	CHINA
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	Guangxi Non-ferrous Metals Group Co..ltd	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hezhou Jinwei Tin Co., Ltd	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	HUIZHOU LIAN JING METAL MATERIAL CO.,LTD	CHINA
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	KOBE STEEL, LTD.	CHINA
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Minchali Metal Industry Co.,Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Ming Li Jia Smelt Metal Factory	CHINA
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin	Plansee Group	AUSTRIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Graha Raya	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Rian Resources SDN. BHD.	MALAYSIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shangrao Xuri Smelting Factory	CHINA
Tin	SIGMA TIN ALLOY CO., LTD	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	TIN PLATING GEJIU	CHINA
Tin	TRATHO Metal Quimica	BRAZIL
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	XiaMen YiQuan Precision Metal Co., Ltd	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF
Tungsten	S.P.T. spol.s r.o.	CZECHIA
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Masan High-Tech Materials	VIET NAM
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Metal	Smelter or Refiner Name	Location of Smelter or Refiner Facility
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Avon Specialty Metals	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	BESEEM MINING CO., LTD.	CHINA
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tungsten	Minmetals Ganzhou Tin Co. Ltd	CHINA
Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Plansee Group	AUSTRIA
Tungsten	Plansee Group	GERMANY
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Thaisarco	THAILAND
Tungsten	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA
Tungsten	Uzbekistan Technological Metallurgical Complex JSC	UZBEKISTAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co. Ltd	CHINA